SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                         (Amendment No. ____)

Filed by the Registrant
Filed by a Party other than the Registrant

Check the appropriate box:
     Preliminary Proxy Statement
     Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
     Definitive Proxy Statement
     Definitive Additional Materials
     Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                                THE CAMELOT FUNDS
                           (formerly The Fairmont Fund)
                (Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

     No fee required.

     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
          1)   Title of each class of securities to which transaction applies:

          2) Aggregate number of securities to which transaction applies:

          3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          4) Proposed maximum aggregate value of transaction:

          5) Total fee paid:


     Fee paid previously with preliminary materials.

     Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1)   Amount Previously Paid:


          2)   Form, Schedule or Registration Statement No.:


          3)   Filing Party:


          4)   Date Filed:

8946 7/2/99  2:30 PM

                                THE FAIRMONT FUND
                             1346 South Third Street
                           Louisville, Kentucky 40208


                                  July 6, 1999

Dear Shareholder:

     Enclosed you will find a notice, proxy statement, and proxy ballot regarding a
Special Meeting of Shareholders of The Fairmont Fund to be held on July 23, 1999. WE URGE YOU TO EXERCISE YOUR VOTING RIGHTS BY MARKING AND RETURNING THE PROXY BALLOT AS SOON AS POSSIBLE. Please note that you may fax your proxy ballot to us if that is more convenient.

     This meeting has been called so that you may vote on the following proposals:

          - Election of the Board of Trustees:  Due to a vacancy on the Board of
            Trustees,   the  remaining   Trustees  have  nominated  a  slate  of
            candidates. The Trustees ask that you elect the nominated persons.

          - Ratification of Independent Accountants: The Board of Trustees selected McCurdy & Associates CPA's, Inc. as independent accountants to the Fund. The Trustees ask that you ratify their selection.

     The enclosed proxy statement describes the proposals in greater detail.

     Please read the proxy statement carefully, place your vote on the proxy ballot and return it promptly in the enclosed postage-paid envelope or by faxing both sides of the proxy ballot to the Fund at (502) 634-6025. We appreciate your continued support and confidence.



                              Sincerely,



                              Morton H. Sachs
                              Chairman

                                THE FAIRMONT FUND
                             1346 South Third Street
                           Louisville, Kentucky 40208

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                            To be held July 23, 1999


To the Shareholders:

A special meeting of shareholders of The Fairmont Fund (the "Fund"), which is a series of The Camelot Funds (the "Trust"), will be held at the offices of The Sachs Company, at 1346 South Third Street, Louisville, Kentucky, on July 23, 1999 at 10:00 a.m. (Eastern Time), for the purpose of considering the following proposals:

     1.   To elect members of the Board of Trustees;

     2.To ratify the selection of McCurdy & Associates CPA's, Inc. as the independent accountants for the Fund for the fiscal year ending December 31, 1999; and

     3.To transact such other business as may properly come before the meeting or any adjournment thereof.

Shareholders of record of the Fund at the close of business on June 23, 1999 are
entitled  to  notice  of,  and  to  vote  at,  the   special   meeting  and  any
adjournment(s) or postponement(s) thereof.


                                               By Order of the Board of Trustees




                                                             Jennifer S. Dobbins
                                                                  Vice President

Louisville, Kentucky
July 2, 1999

                             YOUR VOTE IS IMPORTANT

To assure your representation at the meeting, please complete the enclosed proxy and return it promptly in the accompanying envelope, whether or not you expect to be present at the meeting.

                                THE FAIRMONT FUND
                             1346 South Third Street
                           Louisville, Kentucky 40208

                                 PROXY STATEMENT
           Special Meeting of Shareholders to be held on July 23, 1999

                                  INTRODUCTION

     The Fairmont Fund (the "Fund") is the only series outstanding of The Camelot Funds (the "Trust"). This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of the Trust for use at the Special Meeting of Shareholders of the Trust to be held at the offices of The Sachs Company, the Fund's adviser, at 1346 South Third Street, Louisville, Kentucky, on July 23, 1999 at 10:00 a.m. (Eastern Time), or any adjournment or adjournments thereof (collectively, the "Meeting").

     The persons named as proxies in the enclosed form of proxy will vote in accordance with your instructions when the form of proxy is returned properly executed. If no instructions are given, the shares represented by a properly executed proxy will be voted:

     1.   For the  election of members of the Board of Trustees;

     2.For ratification of the selection of McCurdy & Associates CPA's, Inc. as the independent accountants for the Fund for the fiscal year ending December 31, 1999; and

     3.At the discretion of the proxy holders on any other business as may properly come before the meeting.


     This proxy statement, along with the Notice of Meeting and proxy ballot, will first be mailed to shareholders on or about July 6, 1999.

                                    PROPOSALS

                I.   ELECTION OF MEMBERS TO THE BOARD OF TRUSTEES

     Due to a vacancy on the Board, the Trust is required to hold an election of the entire Board of Trustees. The five trustees elected will constitute the entire Board of Trustees. Each trustee will hold office until the termination of the Trust, or until he or she dies, resigns, retires or is removed. Unless you give contrary instructions, your proxy will be voted for the election of all five nominees. Each of the nominees has indicated a willingness to serve. If any of the nominees should withdraw or otherwise become unavailable for election due to events not now known, your proxies will be voted for such other nominee(s) as the Board may recommend. Your proxies will be so voted, unless the Board reduces the number of trusteeships, or you have withheld authority as to the election of the Trustees.

     Morton H. Sachs and Boyce F. Martin, III are currently Trustees of the Trust. The other nominees are not. The nominees for election, their ages, a description of their positions with the Trust, and their principal occupations during the last five years are listed in the following table. Each person who is an "interested person" of the Fund, as defined in the Investment Company Act of 1940, is indicated by an asterisk.


   NOMINEE         BUSINESS EXPERIENCE; OTHER DIRECTORSHIPS
   Maurice J.    Since January 1987, President of Buchart &
   Buchart       Assoc., a marketing business; Since July
   Age: 68       1998, President of Caboose Co., a rental
                 property business.

   Jennifer S.   Since 1986, Vice President and Assistant
   Dobbins*      Secretary of the Trust; Since 1986, Vice
   Age:  39      President of The Sachs Company, the Fund's
                 adviser.  Since 1983, Principal of The Sachs
                 Company.  Since 1984, Registered
                 Representative of The Sachs Company.
   Jane W.       Since January 1994, President and Chief
   Hardy         Executive Officer of Brinly-Hardy Co., a
   Age:  36      manufacturing company.

   Boyce F.      Since June 1992, Director and Treasurer of
   Martin, III   Eli H. Brown & Sons, Inc., a real estate
   Age:  33      business; since October 1995, attorney at
                 Brown, Todd & Heyburn, PLLC; and since October 1997, a Director of Jamison Door Co., a manufacturing company. He has been a Trustee of the Trust since October of 1998.

   Morton H.     Trustee, Chairman of the Board and Chief
   Sachs*        Executive Officer of the Trust since 1981;
   Age:  65      President and sole Director and shareholder
                 of The Sachs Company, the Fund's adviser, since 1981

     * As President and sole shareholder of The Sachs Company, Mr. Sachs benefits from the payments made by the Fund to The Sachs Company. From January 1, 1998 through May 31, 1999, The Sachs Company received $593,872 for advisory services and $662,673 in brokerage commissions. Ms. Dobbins is the daughter Mr. Sachs.

     On June 23, 1999, Morton H. Sachs beneficially owned 30,724.59 shares, or 4.16% of the Fund. For this purpose, ss. 13(d) of the Securities Exchange Act of 1934 defines "beneficial ownership." All other individual nominees and officers owned less than 1% of the shares outstanding. The information is based on statements furnished to the Fund by the nominees. As of June 23, 1999, the Trustees and officers of the Trust as a group owned of record and beneficially 37,937.87 shares, or 5.14% of the Fund.

     The Board of Trustees of The Fairmont Fund does not have any committees. For the fiscal year ended December 31, 1998, the Board of Trustees met four times.


COMPENSATION TABLE

     The following table provides certain information relating to the compensation for each of the Trustees of the Trust for the fiscal year ended December 31, 1998. Nominees Jane Hardy, Maurice Buchart and Jennifer Dobbins were not Trustees during 1998.

                                      TOTAL
                                NAME COMPENSATION
                                   FROM TRUST
                      Morton H.         $0
                      Sachs
                      Raphael O.
                      Nystrand          $4,000
                      Boyce F.
                      Martin, III       $1,000



OFFICERS

     The principal occupations of the executive officers of the Trust who are not also nominees for election as Trustees are as follows:


      EXECUTIVE
      OFFICERS      BUSINESS EXPERIENCE; OTHER DIRECTORSHIPS
   Louis T. Young  Since 1992, Treasurer of the Trust;
   Age:  50        employee of The Sachs Company, the Fund's
                   adviser.
   Inda M.         Since 1981, Secretary of the Trust; Vice
   Wangerin        President and Accountant of The Sachs
   Age: 77         Company, the Fund's adviser.


     The required vote for the election of the members of the Board of Trustees is the affirmative vote of a plurality of the shares voted at the Meeting, provided a quorum is present.

       THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" ALL OF THE NOMINEES.

            II.  RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

     The Board of Trustees unanimously selected McCurdy & Associates CPA's, Inc. as the Fund's independent accountants for the fiscal year ending December 31, 1999. Under this proposal, you are asked to ratify the Board's selection. McCurdy & Associates performs an annual audit of the Fund's financial statements and provides financial, tax and accounting consulting services as requested. The Board of Trustees chose McCurdy & Associates based upon its industry experience, depth of expertise, and fees charged.

     Representatives of McCurdy & Associates are not expected to be present at the Meeting, and thus are not expected to be available to respond to questions or make a statement. Unless otherwise instructed, the proxies will vote for the ratification of the selection of McCurdy & Associates as the Fund's independent accountants.

           THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" PROPOSAL II.


                          VOTING SECURITIES AND VOTING

     At the close of business on June 23, 1999, the record date for the purpose of determining the shareholders entitled to notice and to vote at the Meeting (the "Record Date"), there were 737,735.83 shares of the Fund outstanding. At the close of business on June 23, 1999, I. David Gordon and Goldie Gordon, of 245 East 87th Street, New York, NY, 10128, beneficially owned 37,852.50 shares of the Fund, or 5.13%.

     You may vote at the Meeting, by proxy or in person, if you were a shareholder as of the Record Date. To vote by proxy, mark the enclosed proxy ballot and return it by mail in the enclosed envelope or by faxing it to the Fund at (502) 634-6025. You are entitled to one (1) vote for each full share held and fractional votes for fractional shares held, on the Record Date on any matter submitted to a vote at the Meeting. For the election of Trustees, you may cumulate your voting rights. This means that you have the right to give one (1) nominee for Trustee as many votes as the number of shares you hold multiplied by the number of Trustees to be elected, or to distribute those votes among two or more candidates, as you desire.

     The presence, in person or by proxy, of shareholders holding at least a majority of the shares entitled to vote is necessary to constitute a quorum at the Meeting. If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR any proposal in favor of such an adjournment, and will vote those proxies required to be voted AGAINST any proposal against such adjournment. A shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

     Unless otherwise instructed, the proxies will vote FOR the election of the nominees to the Board of Trustees and FOR the ratification of McCurdy & Associates as the Fund's independent accountants.

     "Broker non-votes" and abstentions will be considered present for purposes of determining the existence of a quorum and the number of shares represented at the meeting, but are not votes for any proposal. Broker non-votes are shares held in the name of the broker, but for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote, and the broker does not have discretionary voting authority. Accordingly, broker non-votes and abstentions will not be considered as votes for or against Proposal I or II.

     You may revoke your form of proxy by giving another proxy or by letter directed to the Trust showing your name and account number. To be effective, such revocation must be received prior to the Meeting. If you wish, you may cancel any proxy previously given by attending the Meeting and voting by ballot at the Meeting.

     A copy of the Fund's most recent Annual Report, which includes financial and other information about the Fund, will be supplied without cost to any shareholder upon request. Such request should be directed to Mr. Louis T. Young, Treasurer, The Fairmont Fund, 1346 South Third Street, Louisville, Kentucky 40208, telephone number (800) 262-9936.


                              SHAREHOLDER PROPOSALS

     The Trust has not received any shareholder proposals to be considered for presentation at the Meeting.

     You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the Investment Company Act of 1940 which must be met by convening such a shareholder meeting. If a shareholder meeting is called for any purpose, shareholder proposals to be presented must be received by the Trust at its principal office within a reasonable time before the proxy solicitation is made.


                              COST OF SOLICITATION

     The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting and Proxy and any additional material relating to the meeting and the cost of soliciting proxies will be borne by the Fund. In addition to solicitation by mail, the Trust will request banks, brokers, and other custodial nominees and fiduciaries to supply proxy material to the beneficial owners of shares of whom they have knowledge, and will reimburse them for their expenses in so doing. Certain officers and employees of the Trust or The Sachs Company may solicit proxies in person or by telephone, facsimile transmission or mail, for which they will not receive any special compensation.

                                  OTHER MATTERS

     The Trust's Board of Trustees knows of no other matters to be presented at the Meeting other than as set forth above. However, if any other matters properly come before the Meeting, the holders of proxies will vote the shares represented by proxies on such matters in accordance with their judgment, and discretionary authority to do so is included in the proxies.


                                               By Order of the Board of Trustees


                                                             Jennifer S. Dobbins
                                                                  Vice President
Dated: July 2, 1999

                                THE CAMELOT FUNDS
                 SPECIAL MEETING OF SHAREHOLDERS - JULY 23, 1999

      The undersigned shareholder of The Fairmont Fund (the "Fund"), a series of The Camelot Funds (the "Trust"), hereby nominates, constitutes and appoints Inda
M. Wangerin and Louis T. Young, and each of them, the attorney, agent and proxy of the undersigned, with full powers of substitution, to vote all the stock of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Trust to be held at 1346 South Third Street, Louisville, KY 40208, on July 23, 1999 at 10:00 a.m. and at any and all adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present as follows:

     Proposal 1.  Election of Trustees
     To elect the five persons named below to serve until their successors are elected and have qualified:

     Maurice J. Buchart, Jennifer S. Dobbins, Jane W. Hardy, Boyce F. Martin, III., Morton H. Sachs

              AUTHORITY GIVEN                     AUTHORITY WITHHELD

     If you wish to withhold authority to vote for some but not all of the nominees named above, you should check the box marked "Authority Given" and you should enter the name(s) of the nominee(s) with respect to whom you wish to withhold authority to vote in the space provided below:

     Proposal 2. Ratification of Selection of Independent Accountants Ratification of the selection of McCurdy & Associates CPA's, Inc. as independent accountants of the Trust for the fiscal year ending December 31, 1999

                FOR                       AGAINST                        ABSTAIN

                    PLEASE  SIGN  AND  DATE ON THE  REVERSE  SIDE

The Board of Trustees recommends a vote of "AUTHORITY GIVEN" on Proposal 1 and "FOR" on Proposal 2. This proxy shall be voted in accordance with the recommendations of the Board of Trustees unless a contrary instruction is indicated, in which case the proxy shall be voted in accordance with such instructions. In all other matters presented at the meeting, if any, this proxy shall be voted in accordance with the judgment of the proxy holder.

___________________  DATED:______________, 1999  ______________________________
                                                 __________________________
(Number of Shares)                               (Please Print Your Name)

                                                 ------------------------------
                                                 --------------------------
                                                 (Signature of Shareholder)

                                                 ------------------------------
                                                 --------------------------
                                                 (Please Print Your Name)

                                                 ------------------------------
                                                 --------------------------
                                           (Signature  of  Shareholder)  (Please
                                           date this proxy and sign your name as
                                           it appears  on the label.  Executors,
                                           administrators, trustees, etc. should
                                           give  their  full  titles.  All joint
                                           owners should sign.)

This proxy is solicited on behalf of the Trust's Board of Trustees and may be revoked prior to its exercise by filing with the corporate secretary of the Trust an instrument revoking this proxy or a duly executed proxy bearing a later date, or by appearing in person and voting at the meeting.
   PLEASE MARK, SIGN, DATE AND MAIL OR FAX (502-634-6025) THIS PROXY PROMPTLY.